UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 9, 2010

(Date of Earliest Event Reported)

West Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-21771	47-0777362
(Commission File Number)	(I.R.S. Employer Identification No.)

11808 Miracle Hills Drive, Omaha, Nebraska 68154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (402) 963-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 9, 2010, West Corporation (“West” or the “Company”) issued a press release to announce that it intends to offer $650 million aggregate principal amount of senior notes due 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On November 9, 2010, West also issued a press release to announce that it is commencing a tender offer to purchase any and all of its outstanding $650 million aggregate principal amount of senior notes due 2014. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release, dated November 9, 2010, announcing the senior notes offering.

99.2	Press release, dated November 9, 2010, announcing the tender offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION

Dated: November 9, 2010	By:	/s/ Paul M. Mendlik
Paul M. Mendlik
Chief Financial Officer